Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS	(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended				Thirty-nine weeks ended
	November 3, 2007		October 28, 2006		November 3, 2007		October 28, 2006
		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Merchandise Sales	$435,725	81.4	$453,711	82.4	$1,339,329	81.7	1,393,023	82.6
Service Revenue	99,651	18.6	97,138	17.6	300,949	18.3	292,992	17.4
Total Revenues	535,376	100.0	550,849	100.0	1,640,278	100.0	1,686,015	100.0
Costs of Merchandise Sales	342,431	78.6	323,025	71.2	977,541	73.0	995,447	71.5
Costs of Service Revenue	86,374	86.7	90,131	92.8	264,236	87.8	268,895	91.8
Total Costs of Revenues	428,805	80.1	413,156	75.0	1,241,777	75.7	1,264,342	75.0
Gross Profit from Merchandise Sales	93,294	21.4	130,686	28.8	361,788	27.0	397,576	28.5
Gross Profit from Service Revenue	13,277	13.3	7,007	7.2	36,713	12.2	24,097	8.2
Total Gross Profit	106,571	19.9	137,693	25.0	398,501	24.3	421,673	25.0
Selling, General and Administrative Expenses	134,542	25.1	139,255	25.3	395,459	24.1	410,020	24.3
Net (Loss) Gain from Dispositions of Assets	(515)	(0.1)	213	—	1,829	0.1	6,229	0.4
Operating (Loss) Profit	(28,486)	(5.3)	(1,349)	(0.2)	4,871	0.3	17,882	1.1
Non-operating Income	1,032	0.2	1,017	0.2	4,703	0.3	5,294	0.3
Interest Expense	11,501	2.1	15,581	2.8	36,488	2.2	37,886	2.2
Loss From Continuing Operations Before Income Taxes and Cumulative Effect of Change in Accounting Principle	(38,955)	(7.3)	(15,913)	(2.9)	(26,914)	(1.6)	(14,710)	(0.9)
Income Tax Benefit	(17,305)	44.4 (1)	(5,200)	32.7 (1)	(12,680)	47.1 (1)	(4,600)	49.9 (1)
Net Loss From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	(21,650)	(4.0)	(10,713)	(1.9)	(14,234)	(0.9)	(10,110)	(0.6)
Discontinued Operations, Net of Tax	91	—	(205)	—	29	—	(338)	—
Cumulative Effect of Change in Accounting Principle, Net of Tax	—	—	4	—	—	—	183	—
Net Loss	(21,559)	(4.0)	(10,914)	(2.0)	(14,205)	(0.9)	(10,265)	(0.6)
Retained Earnings, beginning of period	462,615		474,858		463,797		481,926
Cumulative effect adjustment for adoption of FIN 48	—		—		(155)		—
Cash Dividends	(3,510)		(3,691)		(10,630)		(11,207)
Effect of Stock Options	—		(209)		(1,261)		(285)
Dividend Reinvestment Plan	(27)		(31)		(27)		(156)
Retained Earnings, end of period	$437,519		$460,013		$437,519		$460,013
Basic and Diluted Loss per Share:
Weighted Average Shares Outstanding	51,844		54,313		52,206		54,264
Net Loss From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	$(0.42)		$(0.20)		$(0.27)		$(0.19)
Discontinued Operations, Net of Tax	—		—		—		—
Cumulative Effect of Change in Accounting Principle, Net of Tax	—		—		—		—
Loss per Share	$(0.42)		$(0.20)		$(0.27)		$(0.19)
Cash Dividends per Share	$0.0675		$0.0675		$0.2025		$0.2025

(1)  As a percentage of loss from continuing operations before income taxes and cumulative effect of change in accounting principle.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS	(dollar amounts in thousands, except per share amounts)

	November 3, 2007	February 3, 2007	October 28, 2006

Assets
Current Assets:
Cash and cash equivalents	$26,200	$21,884	$22,492
Accounts receivable, net	28,325	29,582	29,488
Merchandise inventories	589,916	607,042	645,394
Prepaid expenses	27,894	39,264	25,151
Deferred income taxes	23,667	—	—
Other	65,003	70,368	59,001
Total Current Assets	761,005	768,140	781,526
Property and Equipment - at cost:
Land	251,705	251,705	256,865
Buildings and improvements	935,144	929,225	919,543
Furniture, fixtures and equipment	700,613	684,042	667,101
Construction in progress	5,894	3,464	17,896
	1,893,356	1,868,436	1,861,405
Less accumulated depreciation and amortization	1,019,633	962,189	952,867
Property and Equipment - net	873,723	906,247	908,538
Deferred income taxes	—	24,828	9,576
Other	24,220	67,984	69,971
Total Assets	$1,658,948	$1,767,199	$1,769,611

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$226,535	$265,489	$308,683
Trade payable program liability	21,596	13,990	13,284
Accrued expenses	275,211	292,280	267,218
Deferred income taxes	—	28,931	18,909
Current maturities of long-term debt and obligations under capital leases	3,445	3,490	2,686
Total Current Liabilities	526,787	604,180	610,780

Long-term debt and obligations under capital leases, less current maturities	549,751	535,031	524,426
Other long-term liabilities	79,678	60,233	58,762
Commitments and Contingencies
Stockholders’ Equity:
Common Stock, par value $1 per share:
Authorized 500,000,000 shares; Issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	294,911	289,384	289,718
Retained earnings	437,519	463,797	460,013
Accumulated other comprehensive loss	(11,299)	(9,380)	(4,209)
Less cost of shares in treasury - 14,633,938 shares, 12,427,687 shares and 12,015,192 shares	227,692	185,339	179,172
Less cost of shares in benefits trust - 2,195,270 shares	59,264	59,264	59,264
Total Stockholders’ Equity	502,732	567,755	575,643
Total Liabilities and Stockholders’ Equity	$1,658,948	$1,767,199	$1,769,611

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS	(dollar amounts in thousands)

Thirty-nine weeks ended	November 3, 2007	October 28, 2006
		(as restated)
Cash Flows from Operating Activities:
Net Loss	$(14,205)	$(10,265)
Adjustments to reconcile net loss to net cash provided by continuing operations:
Net (earnings) loss from discontinued operations	(29)	338
Depreciation and amortization	62,416	62,546
Inventory impairment	32,803	—
Cumulative effect of change in accounting principle, net of tax	—	(183)
Accretion of asset disposal obligation	194	203
Loss on defeasance of convertible debt	—	755
Stock compensation expense	8,529	2,611
Cancellation of vested stock options	—	(1,056)
Deferred income taxes	(6,810)	(7,366)
Gain from dispositions of assets & insurance recoveries	(1,829)	(6,229)
Change in fair value of derivatives	3,665	—
Loss from asset impairment	—	550
Excess tax benefits from stock based awards	(687)	(37)
Increase in cash surrender value of life insurance policies	(5,423)	(1,593)
Changes in Operating Assets and Liabilities:
Decrease in accounts receivable, prepaid expenses and other	32,004	50,150
Increase in merchandise inventories	(15,677)	(29,102)
(Decrease) increase in accounts payable	(38,954)	46,743
Decrease in accrued expenses	(5,102)	(24,998)
Increase in other long-term liabilities	1,430	1,281
Net cash provided by continuing operations	52,325	84,348
Net cash provided by (used in) discontinued operations	25	(367)
Net Cash Provided by Operating Activities	52,350	83,981

Cash Flows from Investing Activities:
Cash paid for property and equipment	(33,776)	(25,092)
Proceeds from dispositions of assets	2,376	1,598
Proceeds from sales of assets held for disposal	—	6,981
Proceeds (payments) on life insurance policies	26,714	(24,669)
Net Cash Used in Investing Activities	(4,686)	(41,182)

Cash Flows from Financing Activities:
Borrowings under line of credit agreement	436,584	434,020
Payments under line of credit agreement	(419,267)	(494,062)
Excess tax benefits from stock based awards	687	37
Borrowings on trade payable program liability	87,578	54,083
Payments on trade payable program liability	(79,972)	(51,955)
Proceeds from term loan	—	121,000
Reduction of long-term debt	(2,432)	(2,259)
Defeasance of convertible debt	—	(119,000)
Payments on capital lease obligations	(210)	(167)
Dividends paid	(10,630)	(11,207)
Repurchase of common stock	(58,152)	—
Proceeds from exercise of stock options	1,875	242
Proceeds from dividend reinvestment plan	591	680
Net Cash Used in Financing Activities	(43,348)	(68,588)
Net Increase (Decrease) in Cash and Cash Equivalents	4,316	(25,789)
Cash and Cash Equivalents at Beginning of Period	21,884	48,281
Cash and Cash Equivalents at End of Period	$26,200	$22,492

Supplemental Disclosure of Cash Flow Information:
Non-cash investing activities:
Accrued purchases of property and equipment	$258	$757
Non-cash financing activities:
Equipment capital leases	$—	$84

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended		Thirty-nine weeks ended
	November 3, 2007	October 28, 2006	November 3, 2007	October 28, 2006

Capital expenditures	$11,728	$9,726	$30,073	$25,849

Depreciation and amortization	$20,727	$21,127	$62,416	$62,546

Non-operating income:
Net rental revenue	$724	$580	$1,849	$1,750
Investment income	322	471	2,899	3,750
Other income (expense)	(14)	(34)	(45)	(206)

Total	$1,032	$1,017	$4,703	$5,294

Comparable sales percentages:
Merchandise	-4.1%	0.2%	-4.1%	-0.1%
Service	2.6%	3.9%	2.6%	1.0%
Total	-2.9%	0.8%	-2.9%	0.1%

Total square feet of retail space (including service centers)			12,142,100	12,167,089

Total Store Count			592	593

Sales and Gross Profit by Line of Business (A):

Retail Sales	$297,681	$323,522	$934,849	$1,005,033
Service Center Revenue	237,695	227,327	705,429	680,982
Total Revenues	$535,376	$550,849	$1,640,278	$1,686,015

Gross Profit from Retail Sales	$49,612	$93,554	$232,496	$283,322
Gross Profit from Service Center Revenue	56,959	44,139	166,005	138,351
Total Gross Profit	$106,571	$137,693	$398,501	$421,673

Comparable Sales Percentages (A):

Retail Sales	-8.1%	-1.8%	-7.3%	-1.7%
Service Center Revenue	4.5%	4.8%	3.4%	2.9%
Total Revenues	-2.9%	0.8%	-2.9%	0.1%

Gross Profit Percentage by Line of Business (A):

Gross Profit Percentage from Retail Sales	16.7%	28.9%	24.9%	28.2%
Gross Profit Percentage from Service Center Revenue	24.0%	19.4%	23.5%	20.3%
Total Gross Profit Percentage	19.9%	25.0%	24.3%	25.0%

(A)  Retail Sales include DIY and Commercial sales. Service Center Revenue includes revenue from labor and installed parts and tires.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

ADDITIONAL INFORMATION CONTINUED	(dollar amounts in thousands)

Adjustments

During the thirteen weeks ended November 3, 2007 and October 28, 2006, the Company’s operating performance was impacted by certain events.  The Company believes that the adjustment of certain  of its financial statement line items to eliminate the impact of such events provides a useful indicator of the Company’s operating performance.  Such adjusted line items are not a measurement of operating performance under generally accepted accounting principles (GAAP) and cannot be compared to similarly captioned information reported by other companies.

The adjustments for the thirteen weeks ended November 3, 2007 exclude the (A) $32.8 million inventory impairment, (B) $6.2 million of legal settlements and reserves, (C) $3.1 million for executive severance and (D) a $3.8 million benefit payment from a company owned life insurance policy on a former executive.  The adjustment for the thirteen weeks ended October 28, 2006 excludes a $4.6 million legal settlement.

The table below illustrates the effect of the above adjustments on the thirteen week periods ended November 3, 2007 and October 28, 2006 (presented in GAAP and Line of Business format).

STATEMENTS OF OPERATIONS

GAAP Format

	Thirteen weeks ended				Thirteen weeks ended
	November 3, 2007				November 3, 2007
	ACTUAL		ADJUSTMENTS		AS ADJUSTED
		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales
Gross Profit from Merchandise Sales	$93,294	21.4	$32,705	7.5	$125,999	28.9
Gross Profit from Service Revenue	13,277	13.3	(1,849)	(1.8)	11,428	11.5
Total Gross Profit	106,571	19.9	30,856	5.8	137,427	25.7
Selling, General and Administrative Expenses
	134,542	25.1	(7,472)	(1.4)	127,070	23.7
Net (Loss) Gain from Dispositions of Assets	(515)	(0.1)	—	—	(515)	(0.1)
Operating (Loss) Income	$(28,486)	(5.3)	$38,328	7.1	$9,842	1.8

	Thirteen weeks ended				Thirteen weeks ended
	October 28, 2006				October 28, 2006
	ACTUAL		ADJUSTMENTS		AS ADJUSTED
		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Merchandise Sales	$130,686	28.8	$—	—	$130,686	28.8
Gross Profit from Service Revenue	7,007	7.2	—	—	7,007	7.2
Total Gross Profit	137,693	25.0	—	—	137,693	25.0
Selling, General and Administrative Expenses
	139,255	25.3	(4,550)	(0.8)	134,705	24.5
Net Gain from Dispositions of Assets	213	—	—	—	213	—
Operating (Loss) Income	$(1,349)	(0.2)	$4,550	0.8	$3,201	0.6

Line of Business Format

	Thirteen weeks ended				Thirteen weeks ended
	November 3, 2007				November 3, 2007
	ACTUAL		ADJUSTMENTS		AS ADJUSTED
		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales
Gross Profit from Retail Sales	$49,612	16.7	$32,705	11.0	$82,317	27.7
Gross Profit from Service Center Revenue	56,959	24.0	(1,849)	(0.8)	55,110	23.2
Total Gross Profit	106,571	19.9	30,856	5.8	137,427	25.7
Selling, General and Administrative Expenses
	134,542	25.1	(7,472)	(1.4)	127,070	23.7
Net (Loss) Gain from Dispositions of Assets	(515)	(0.1)	—	—	(515)	(0.1)
Operating (Loss) Income	$(28,486)	(5.3)	$38,328	7.1	$9,842	1.8

	Thirteen weeks ended				Thirteen weeks ended
	October 28, 2006				October 28, 2006
	ACTUAL		ADJUSTMENTS		AS ADJUSTED
		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Retail Sales	$93,554	28.9	$—	—	$93,554	28.9
Gross Profit from Service Center Revenue	44,139	19.4	—	—	44,139	19.4
Total Gross Profit	137,693	25.0	—	—	137,693	25.0
Selling, General and Administrative Expenses
	139,255	25.3	(4,550)	(0.8)	134,705	24.5
Net Gain from Dispositions of Assets	213	—	—	—	213	—
Operating (Loss) Income	$(1,349)	(0.2)	$4,550	0.8	$3,201	0.6